INTEGRATED LIVING COMMUNITIES, INC.
                            1996 STOCK INCENTIVE PLAN

                  1. Purpose. The purpose of the Integrated Living Communities, Inc. 1996 Stock Incentive Plan (the "Plan") is to enable Integrated Living Communities, Inc. (the "Company") and its stockholders to secure the benefits of common stock ownership by key personnel of the Company and its subsidiaries. The Board of Directors of the Company (the "Board") believes that the granting of restricted stock and options under the Plan will foster the Company's ability to attract, retain and motivate those individuals who will be largely responsible for the continued profitability and long-term future growth of the Company.

                  2. Stock Subject to the Plan. The Company may issue and sell a total of 470,040 shares of its common stock, $.01 par value (the "Common Stock"), pursuant to the Plan. Such shares may be either authorized and unissued or held by the Company in its treasury. Awards of restricted stock or options to purchase stock ("Awards") may be granted under the Plan with respect to shares of Common Stock (i) which are covered by the unexercised portion of an option which has terminated or expired by its terms, by cancellation or otherwise, or
(ii) which were unvested shares of restricted stock subsequently reacquired by the Company.

                  3. Administration. The Plan will be administered by a committee (the "Committee") consisting of at least two directors appointed by and serving at the pleasure of the Board. To the extent required by the applicable provisions of Rule 16(b)-3 under the Securities Exchange Act of 1934, the members of the Committee shall be "disinterested directors" within the meaning and for the purposes of said Rule. Subject to the provisions of the Plan, the Committee, acting in its sole and absolute discretion, will have full power and authority to grant Awards under the Plan, to interpret the provisions of the Plan, to fix and interpret the provisions of Award agreements made under the Plan, to supervise the administration of the Plan, and to take such other action as may be necessary or desirable in order to carry out the provisions of the Plan. A majority of the members of the Committee will constitute a quorum. The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The decision of the Committee as to any disputed question, including questions of construction, interpretation and administration, will be final and conclusive on all persons. The Committee will keep a record of its proceedings and acts and will keep or cause to be kept such books and records as may be necessary in connection with the proper administration of the Plan.

                  4. Eligibility. Awards may be granted under the Plan to present or future key employees of the Company or a subsidiary of the Company (a "Subsidiary") within the meaning of Section 424(f) of the Internal Revenue Code of 1986 (the "Code"), and to consultants to the Company or a Subsidiary who are not employees. Awards may not be granted to directors of the Company or a Subsidiary who are not also employees of or consultants to the Company and/or a Subsidiary. Subject to the




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provisions  of the Plan,  the Committee may from time to time select the persons to whom Awards will be granted, and will fix the number of shares covered by each such Award and establish the terms and conditions thereof, including,
without   limitation,   the   exercise   price  of  options,   restrictions   on
exercisability of options or on the disposition of the shares of Common Stock issued upon exercise of options, and whether or not the option is to be treated as an incentive stock option within the meaning of Section 422 of the Code (an
"Incentive  Stock  Option"),   and  the  purchase  price,   vesting  provisions,
restrictions on transfer and repurchase price of restricted stock.

                  5. Terms and Conditions of Option Awards. Each option granted under the Plan will be evidenced by a written agreement in a form approved by the Committee. Each such option will be subject to the terms and conditions set forth in this paragraph and such additional terms and conditions not inconsistent with the Plan (and, in the case of an Incentive Stock Option, not inconsistent with the provisions of the Code applicable thereto) as the Committee deems appropriate.

                           (a)      Option  Exercise  Price.  In the  case of an
option which is not treated as an Incentive Stock Option, the exercise price per share may not be less than the par value of a share of Common Stock on the date the option is granted; and, in the case of an Incentive Stock Option, the exercise price per share may not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted (110% in the case of an optionee who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary (a "ten percent shareholder")). For purposes hereof, the fair market value of a share of Common Stock on any date will be equal to the closing sale price per share as published by a national securities exchange on which shares of the Common Stock are traded on such date or, if there is no sale of Common Stock on such date, the average of the bid and asked prices on such exchange at the closing of trading on such date or, if shares of the Common Stock are not listed on a national securities exchange on such date, the closing price or, if none, the average of the bid and asked prices in the over the counter market at the close of trading on such date, or if the Common Stock is not traded on a national securities exchange or the over the counter market, the fair market value of a share of the Common Stock on such date as determined in good faith by the Committee.

                           (b)      Option  Period.  The period  during which an
option may be exercised will be fixed by the Committee and will not exceed 10 years from the date the option is granted (5 years in the case of an Incentive Stock Option granted to a "ten percent shareholder").

                           (c)      Exercise of  Options.  No option will become
exercisable unless the person to whom the option is granted remains in the continuous employ or service of the Company or a Subsidiary for at least one year (or for such other period as the Committee may designate) from the date the option is granted. Vesting or other restrictions on the exercisability of an option will be set forth in the related option agreement.

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      All or part of the  exercisable  portion of an option may be  exercised at any time during the option period. An option may be exercised by transmitting to the Company (1) a written notice specifying the number of shares to be purchased, and (2) payment of the exercise price in cash or by personal check or by such other means or in such other manner of payment as the Committee may permit, together with the amount, if any, deemed necessary by the Committee to enable the Company to satisfy its income tax withholding obligations with respect to such exercise (unless other arrangements acceptable to the Company are made with respect to the satisfaction of such withholding obligations).

                           (d)      Payment  of  Exercise  Price.  The  purchase
price of shares of Common Stock acquired pursuant to the exercise of an option granted under the Plan may be paid in cash and/or such other form of payment as may be permitted under the option agreement, including, without limitation, previously-owned shares of Common Stock.

                           (e)      Rights as a Stockholder. No shares of Common
Stock will be issued in respect of the exercise of an option granted under the Plan until full payment therefor has been made (and/or provided for where all or a portion of the purchase price is being paid in installments), and the applicable income tax withholding obligation has been satisfied or provided for. The holder of an option will have no rights as a stockholder with respect to any shares covered by an option until the date a stock certificate for such shares is issued to him or her. Except as otherwise provided herein, no adjustments shall be made for dividends or distributions of other rights for which the record date is prior to the date such stock certificate is issued.

                           (f)      Nontransferability  of  Options.  No  option
granted under the Plan may be assigned or transferred except by will or by the applicable laws of descent and distribution; and each such option may be exercised during the optionee's lifetime only by the optionee.

                           (g)      Termination  of Employment or Other Service.
If an optionee ceases to be employed by or to perform services for the Company and any Subsidiary for any reason other than death or disability (defined below), then, unless extended by the Committee acting in its sole discretion, each outstanding option granted to him or her under the Plan will terminate on the date three months after the date of such termination of employment or service, or, if earlier, the date specified in the option agreement. If an optionee's employment or service is terminated by reason of the optionee's death or disability (or if the optionee's employment or service is terminated by reason of his or her disability and the optionee dies within one year after such termination of employment or service), then, unless extended by the Committee acting in its sole discretion, each outstanding option granted to the optionee under the Plan will terminate on the date one year after the date of such termination of employment or service (or one year after the later death of a disabled optionee) or, if earlier, the date specified in the option agreement. For purposes hereof, the term "disability" means the inability of an optionee to perform the customary duties of his or her

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employment  or other  service  for the  Company or a  Subsidiary  by reason of a physical or mental incapacity which is expected to result in death or be of indefinite duration.

                           (h)      Incentive  Stock Options.  In the case of an
Incentive Stock Option granted under the Plan, at the time the option is granted, the aggregate fair market value (determined at the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year may not exceed $100,000.

                           (i)      Maximum  Option  Grant.  The maximum  option
grant which may be made to an executive officer of the Company in any calendar year shall not cover more than 350,000 shares.

                           (j)      Other  Provisions.  The Committee may impose
such other conditions with respect to the exercise of options, including, without limitation, any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.

                  6. Terms and Conditions of Restricted Stock Awards. Each restricted stock Award granted under the Plan will be evidenced by a written agreement in a form approved by the Committee. Each such Award will be subject to the terms and conditions set forth in this paragraph and such additional terms and conditions not inconsistent with the Plan as the Committee deems appropriate.

                           (a)      Purchase Price. The purchase price per share
of restricted stock may not be less than the par value of a share of Common Stock on the date the Award is granted.

                           (b)      Vesting and  Transferability  of  Restricted
Stock. No shares of Restricted Stock may be transferred unless the person to whom the Award is granted remains in the continuous employ or service of the Company or a Subsidiary for at least one year (or for such other period as the Committee may designate) from the date the Award is granted. Vesting or other restrictions on the transferability of shares of restricted stock and the Company's right to repurchase unvested restricted stock will be set forth in the related restricted stock agreement.

                           (c)      Payment.  Payment of the  purchase  price of
restricted stock may be made in cash or by personal check or by such other means or in such other manner of payment as the Committee may permit, including, without limitation, previously-owned shares of Common Stock, and shall be accompanied by the amount, if any, deemed necessary by the Committee to enable the Company to satisfy its income tax withholding obligations with respect to such exercise (unless other arrangements acceptable to the Company are made with respect to the satisfaction of such withholding obligations).

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                           (d)      Maximum  Restricted Stock Grant. The maximum
restricted stock grant which may be made to an executive officer of the Company in any calendar year shall not cover more than 350,000 shares.

                           (e)      Other  Provisions.  The Committee may impose
such other conditions with respect to the restricted stock Awards, including, without limitation, any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.

                  7.  Capital Changes, Reorganization, Sale.

                           (a)      Adjustments Upon Changes in  Capitalization.
The aggregate number and class of shares for which Awards may be granted under the Plan, the number and class of shares covered by each outstanding Award and the exercise price, purchase price and repurchase price per share shall all be adjusted proportionately for any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

                           (b)      Acceleration of  Exercisability  and Vesting
Upon Change in Control of the Company. If there is a change of control of the Company (as defined in subparagraph (g) below), then (A) all outstanding options shall become fully exercisable whether or not the exercisability conditions, if any, set forth in the related option agreements have been satisfied, and each optionee shall have the right to exercise his or her options prior to such change of control and for as long thereafter as the option shall remain in effect in accordance with its terms and the provisions hereof, and (B) all restricted stock Awards shall become fully-vested, and all restrictions on transferability and all rights of the Company to repurchase shares of restricted stock shall terminate at the effective time of such change in control.

                           (c)      Acceleration of  Exercisability  and Vesting
Upon Termination of Employment. If at any time within two years after any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 30% or more of the Common Stock other than pursuant to a plan or arrangement entered into by such person and the Company and either (1) the Company terminates the optionee's employment other than for Cause (as defined in subparagraph (h) below) or (2) the optionee leaves the employ of the Company for Good Reason (as defined in subparagraph (i) below), then (A) all outstanding options held by such optionee shall become fully exercisable whether or not the exercisability conditions, if any, set forth in the related option agreements have been satisfied, and such optionee shall have the right to exercise his or her options prior to such change of control and for as long thereafter as the option shall remain in effect in accordance with its terms and the provisions hereof, and (B) all restricted stock Awards of such person shall become fully-vested, and all restrictions on transferability and all rights

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of the Company to repurchase  shares of restricted  stock shall terminate at the effective time of such termination of employment.

                           (d)      Conversion  of  Options  on Stock  for Stock
Exchange. If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation or reorganization (other than a mere reincorporation or the creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and the corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate, subject to the provisions of subparagraph (b) above and the optionees' prior exercise rights thereunder. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. In accordance with subparagraph (b) above, the converted options shall be fully exercisable whether or not the exercisability requirements set forth in the option agreement have been satisfied.

                           (e)      Fractional  Shares.  In  the  event  of  any
adjustment in the number of shares covered by any option pursuant to the provisions hereof, any fractional shares resulting from such adjustment will be disregarded and each such option will cover only the number of full shares resulting from the adjustment.

                           (f)      Determination  of  Board  to be  Final.  All
adjustments under this paragraph 7 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an optionee agrees otherwise, any change or adjustment to an Incentive Stock Option shall be made in such a manner so as not to constitute a "modification" as defined in Section 424(h) of the Code and so as not to cause the optionee's Incentive Stock Option issued hereunder to fail to continue to qualify as an Incentive Stock Option.

                           (g)      Change  of  Control  Defined.  For  purposes
hereof, a change in control of the Company is deemed to occur if (1) there occurs (a) any consolidation or merger in which the Company is not the continuing or surviving entity or pursuant to which shares of the Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange or other transfer (in one transaction or a series of

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related  transactions) of all or substantially all the Company's assets; (2) the
Company's stockholders approve any plan or proposal for the liquidation or dissolution of the Company; or (3) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority of the Board unless the election, or nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

                           (h)      Cause Defined. For purposes hereof,  "Cause"
shall mean any or all of the following: (i) the optionee materially fails to perform his duties; (ii) the optionee materially breaches his obligation not to disclose confidential information of the Company; (iii) the optionee materially breaches any non-competition covenant the optionee may be subject to; (iv) the optionee is convicted of any felony; (v) the optionee commits theft, larceny or embezzlement of the Company's tangible or intangible property; or (vi) the optionee's employment is terminated for cause under any employment agreement he has with the Company or any subsidiary of the Company.

                           (i)      Good Reason  Defined.  For purposes  hereof,
"Good Reason" shall mean any one or more of the following: (i) a material diminution of the optionee's responsibilities, title, authority or status; (ii) a reduction in salary or material reduction in benefits (other than a reduction in salary permitted by any employment agreement to which the optionee is a party); or (iii) the occurrence of any event which would constitute good reason under any employment agreement the optionee has with the Company or any subsidiary of the Company.

                  8. Amendment and Termination of the Plan. The Board may amend or terminate the Plan. Except as otherwise provided in the Plan with respect to equity changes, any amendment which would increase the aggregate number of shares of Common Stock as to which Awards may be granted under the Plan, materially increase the benefits under the Plan, or modify the class of persons eligible to receive Awards under the Plan shall be subject to the approval of the Company's stockholders. No amendment or termination may affect adversely any outstanding Award without the written consent of the grantee.

                  9. No Rights Conferred. Nothing contained herein will be deemed to give any individual any right to receive an Award under the Plan or to be retained in the employ or service of the Company or any Subsidiary.

                  10. Governing Law. The Plan and each Award agreement shall be governed by the laws of the State of Delaware.

                  11. Decisions and Determinations of Committee to be Final. Except to the extent rights or powers under this Plan are reserved specifically to the discretion of the Board, the Committee shall have full power and authority to interpret the Plan and any Award agreement made under the Plan and to determine all issues which arise

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thereunder  or in  connection  therewith,  and the  decision of the Board or the
Committee, as the case may be, shall be binding and conclusive on all interested persons.

                  12. Term of the Plan. The Plan shall be effective as of June 10, 1996, the date on which it was adopted by the Board and the sole stockholder of the Company. The Plan will terminate on June 10, 2006, the date ten years after the date of adoption by the Board, unless sooner terminated by the Board. The rights of grantees under Awards outstanding at the time of the termination of the Plan shall not be affected solely by reason of the termination and shall continue in accordance with the terms of the Award (as then in effect or thereafter amended).

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